UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):  March 14, 2016

ALTA MESA HOLDINGS, LP

(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

15021 Katy Freeway, Suite 400

Houston, Texas, 77094

(Address of principal executive offices)

(281) 530-0991

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events.

On March 14, 2016, Alta Mesa Holdings, LP (“Alta Mesa”) announced its 2016 capital budget of $115 million.   Alta Mesa expects to fund its 2016 capital program with cash flow from operations.  Alta Mesa expects to allocate approximately $95 million to the Sooner Trend development, $10 million to the Weeks Island development and $10 million to all other areas.

Cautionary Statement Regarding Forward-Looking Statements

This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical fact, including with respect to certain plans and objectives of Alta Mesa, Alta Mesa’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this document, the words “could”, “should”, “will”, “play”, “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Alta Mesa’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Forward-looking statements may include statements about Alta Mesa’s: business strategy; reserves; financial strategy, liquidity and capital required for our development program; realized oil and natural gas prices; timing and amount of future production of oil and natural gas; hedging strategy and results; future drilling plans; competition and government regulations; marketing of oil and natural gas; leasehold or business acquisitions; timing of payments; costs of developing our properties; general economic conditions; credit markets; liquidity and access to capital; uncertainty regarding our future operating results; and plans, objectives, expectations and intentions contained in this document that are not historical. Alta Mesa cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond its control, incident to the exploration for and development and production of oil and natural gas. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, lack of availability of drilling and production equipment and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, and other risks. Should one or more of the risks or uncertainties described in this document occur, or should underlying assumptions prove incorrect, Alta Mesa’s actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, included in this document are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Alta Mesa may issue. For a further list and description of such risks and uncertainties, see Alta Mesa’s periodic reports filed with the U.S. Securities and Exchange Commission. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.altamesa.net or on request from Alta Mesa. Except as otherwise required by applicable law, Alta Mesa disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA HOLDINGS, LP

March 14, 2016	By:	/s/ Michael A. McCabe
Michael A. McCabe, Vice President and Chief Financial Officer of Alta Mesa Holdings GP, LLC, general partner of Alta Mesa Holdings, LP